ACQUISITION AGREEMENT

                  ACQUISITION AGREEMENT, dated effective as of January 1, 2000 (the "Agreement"), by and among CAX Riverside, L.L.C., a Delaware limited liability company ("Purchaser"), CADC Holdings, L.L.C., a Georgia limited liability company ("CADC LLC"), Riverside Golf Course Investors, Inc., a Florida corporation ("Riverside") and Community Acquisition and Development Corporation ("CADC" and, together with CADC LLC and Riverside, the "Sellers").

                  WHEREAS, CADC LLC owns 98% of the outstanding limited liability company interests (the "Interests") in Riverside Golf Course Community, L.L.C., a Delaware limited liability company ("the LLC") and Riverside and CADC each owns 1% of the outstanding Interests in the LLC; and

                  WHEREAS, the Sellers desire to sell all of their Interests, and Purchaser desires to purchase all of the Sellers' Interests upon the terms and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE; CLOSING

                  I.1 Purchase and Sale. The Sellers agree to sell to Purchaser and Purchaser agrees to purchase, all of the Sellers' Interests at the Closing (as herein defined) upon the terms and subject to the conditions set forth in this Agreement.

                  I.2 Consideration. The consideration for the Interests (the "Consideration") shall be ONE DOLLAR AND NO CENTS ($1.00) in cash. The Consideration shall be payable by Purchaser at the Closing in (i) cash or (ii) such other form as the Sellers and Purchaser may agree to before Closing.

                  I.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place as of January 1, 2000 (the "Closing Date") at 10:00 a.m. Denver time, or on such other date as the parties hereto agree.

                  I.4 Deliveries by the Sellers at the Closing. (a) At the Closing, the Sellers shall deliver to Purchaser an executed Assignment and Assumption of Limited Liability Company Interest Agreement in substantially the same form as Exhibit A hereto. (b) At the Closing, the Sellers shall also deliver to the Purchaser certificates executed by officers of the Sellers authorized to so certify on behalf of the Sellers, to the effect that all of the representations and warranties of the Sellers contained herein at Article II are true and correct as of the Closing Date.

                  I.5 Deliveries by the Purchasers at the Closing. At the Closing, the Purchaser shall deliver to the Sellers a certificate executed by an officer of the Purchaser authorized to so certify on behalf of the Purchaser, to the effect that all of the representations and warranties of the Purchaser contained herein at Article III are true and correct as of the Closing Date.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

                  Each of the Sellers represents and warrants to the Purchaser that as of the date hereof:

                  II.1 Authority. Such Seller has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Seller and, assuming the due authorization, execution and delivery hereof by the Purchaser, constitutes a valid and binding obligation of such Seller, enforceable against it in accordance with its terms, except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors and of general principles of equity.

                  II.2 No Conflict; Consents and Approvals. The execution and delivery by such Seller of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not,
(i) conflict with, or result in any violation of any provision of the organizational documents of such Seller, (ii) violate or conflict with or result in a breach or termination of or default under, any material agreement (including the limited liability company agreement of the LLC), instrument, license, judgment, order, write, injunction, decree, statute, law, ordinance, rule or regulation applicable to the Seller or any of the property or assets of such Seller or (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation or imposition of any Lien on any material asset of such Seller such as


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

would reasonably be expected to materially impair the validity or enforceability of this Agreement or the ability of such Seller to perform in any material respect, its obligations under this Agreement. No consent, approval or authorization of, or declaration, filing or registration with any court, administrative agency or commission or other governmental or regulatory authority or any other person or entity is required to be made or obtained by or with respect to such Seller in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  II.3 Ownership. Such Seller is the owner, beneficially and of record, of the Interests as set forth in the recitals hereto free and clear of all Liens. As used in this Agreement, "Lien" means any mortgage, pledge, lien, encumbrance, charge, adverse claim or restriction of any kind affecting title or resulting in an encumbrance against property, real or personal, tangible or intangible, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any third party option or other agreement to sell and any filing of or agreement to give, any financing statement under the Uniform Commercial Code (or equivalent statute) of any jurisdiction).

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser represents and warrants to the Sellers that as of the date hereof:

                  III.1 Authority. It has the right, power, legal capacity and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Purchaser, and the payment by the Purchaser of the Consideration has been duly authorized by the Purchaser and no further action is necessary on the part of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and, assuming the due execution and delivery by the Sellers, constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.

                  III.2 No Conflict; Consents and Approvals. The execution and delivery by the Purchaser of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, (i) conflict with, or result in any violation of any provision of the Certificate of Limited Liability Company or Limited Liability Company Agreement of the Purchaser, (ii) violate or conflict with or result in a breach or termination of or default under, any material agreement, instrument, license, judgment, order, writ, injunction, decree, statute, law, ordinance, rule or


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

regulation applicable to the Purchaser or any of the property or assets of the Purchaser or (iii) result in a default (or an event which with notice or lapse of time or both would become a default) or give to any third party any right of termination, cancellation, amendment or acceleration under, or result in the creation or imposition of any Lien on any material asset of the Purchaser such as would reasonably be expected to materially impair the validity or enforceability of this Agreement or the ability of the Purchaser to perform in any material respect, its obligations under this Agreement. No consent, approval or authorization of, or declaration, filing or registration with any court, administrative agency or commission or other governmental or regulatory authority or any other person or entity is required to be made or obtained by or with respect to the Purchaser in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                  III.3 Diligence Review. Without limiting the Purchaser's right to rely on the representations and warranties contained in Article II hereof, the Purchaser acknowledges that it has had the opportunity to review such financial and other data as it has requested of the Sellers, and that it has had the opportunity to conduct such due diligence investigations as it deemed appropriate.

                                   ARTICLE IV

                                    COVENANTS

                  IV.1 Conduct of Business. From the date hereof through the Closing, except as expressly permitted or contemplated by this Agreement, unless the Purchaser shall otherwise agree in writing prior to the taking of any action prohibited by the terms of this Section, the Sellers shall cause each of the LLC to conduct its operations and business in the ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly permitted by this Agreement, prior to the Closing, without the prior written consent of the Purchaser, the Sellers shall not permit the LLC to: (a) issue, sell, pledge or dispose of, grant or otherwise create or agree to issue, sell, pledge or dispose of, grant or otherwise create any equity interest, any debt or any securities convertible into or exchangeable for any equity interest; (b) purchase, redeem or otherwise acquire or retire, or offer to purchase, redeem or otherwise acquire or retire, any equity interest (including any options with respect to any equity interest and any security convertible or exchangeable into any equity interest); (c) declare, set aside, make any distribution, payable in cash, stock, property or otherwise, with respect to any of its equity interests, or subdivide, reclassify, recapitalize, split, combine or exchange any of its equity interests; (d) incur or become contingently liable with respect to any indebtedness or guarantee any such indebtedness or issue any debt securities or incur any other obligation or liability outside the ordinary course of business;
(e) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the


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

assets of, or by any other manner, any business or any corporation, partnership, association or other business entity; (f) mortgage or otherwise encumber or subject to any lien of its properties or assets; (g) other than with respect to tenant leases in the ordinary course of business consistent with past practice, sell, transfer or assign any of its assets or properties; (h) other than with respect to tenant leases in the ordinary course of business consistent with past practice, enter into any contract not terminable within 30 days; (i) other than with respect to tenant leases in the ordinary course of business consistent with past practice, pay or settle any claim or liability, or enter into, amend or terminate any transaction, contract, commitment or arrangement to which the LLC is a party.

                  IV.2 Further Assurances. Each party hereto agrees to use its best efforts to obtain all consents and approvals and to do all other things necessary for the consummation of the transactions contemplated by this Agreement. The parties agree to take such further action to deliver or cause to be delivered to each other at the Closing and at such other times thereafter as shall be reasonably agreed by such additional agreements or instruments as any of them may reasonably request for the purpose of carrying out this Agreement and the transactions contemplated hereby.

                                    ARTICLE V

                                   CONDITIONS

                  V.1  Conditions  to  Each  Party's   Obligations   Under  this
Agreement. The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following:

                           (a) Injunctions. At the Closing Date, (i) there shall
be no injunction, restraining order, decision or decree of any nature of any United States or foreign court or governmental entity or body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby and (ii) there shall be no suit, proceeding, or governmental investigation threatened or pending before any United States or foreign governmental entity or body of competent jurisdiction which seeks to restrain or prohibit the consummation of the transactions contemplated hereby in whole or material part, or to obtain damages or other relief in connection with the transactions contemplated hereby.

                           (b) Regulatory  Approvals.  All necessary  approvals,
authorizations and consents of all governmental entities required to consummate the transactions contemplated by this Agreement shall have been obtained and shall remain in full force and effect and all waiting periods relating to such approvals, authorizations or consents shall have expired.

                  V.2  Conditions  to   Obligations   of  the   Purchaser.   The
obligations of the Purchaser are subject to the satisfaction at or prior to the Closing of the following conditions:

                           (a) All  proceedings  to be taken by the  Sellers  in
connection with the transactions contemplated by this Agreement and all documents, instruments and certificates to be delivered by the LLC in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to each of the Purchaser and its counsel.

                           (b) All representations and warranties of the Sellers
contained herein at Article II shall be true and correct at the Closing as if made as of the Closing Date.

                           (c) There  shall not have  occurred as of the Closing
Date any material adverse condition with respect the business, properties, financial condition or prospects of the LLC.

                           (d) There  shall  not be in effect as of the  Closing
Date any writ, judgment, injunction, decree or similar order of any court restraining, or enjoining or otherwise preventing consummation of any of the transactions contemplated by this Agreement.

                  V.3 Conditions to Obligations of the Seller. The obligations of the Sellers are subject to the satisfaction at or prior to the Closing of the following conditions:

                           (a) All  proceedings  to be taken by the Purchaser in
connection with the transactions contemplated by this Agreement and all documents, instruments and certificates to be delivered by the LLC in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Sellers and their counsel.

                           (b)  All   representations   and  warranties  of  the
Purchaser contained herein at Article III are true and correct at the Closing as if made as of the Closing Date.

                           (c) There  shall  not be in effect as of the  Closing
Date any writ, judgment, injunction, decree or similar order of any court restraining, or enjoining or otherwise preventing consummation of any of the transactions contemplated by this Agreement.



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


                                   ARTICLE VI

                                  MISCELLANEOUS

                  VI.1 Survival. The representations, warranties, covenants and agreements made by the Sellers and the Purchaser in this Agreement, or in any certificate delivered by the Sellers or the Purchaser will survive until the first anniversary of the Closing Date.

                  VI.2 Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly given if delivered, telecopied or mailed, by certified mail, return receipt requested, first-class postage prepaid, to the parties at the following address:

         If to the Sellers, to:

                  c/o Community Acquisition and Development Corporation 2 Ponds Edge Drive
                  P.O. Box 500
                  Chadds Ford, Pennsylvania 19317
                  Attention:  President
                  Telephone: (610) 388-9600
                  Fax: (610) 388-9616

         If to the Purchaser, to:

                  c/o Commercial Assets, Inc.
                  3410 South Galena Street, Suite 210
                  Denver, Colorado 80231
                  Attention:  David Becker
                  Telephone:  (303) 614-9422
                  Fax:  (303) 614-9401

         with a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  300 South Grand Avenue, Suite 3400
                  Los Angeles, California 90071
                  Attention:  Michael V. Gisser
                  Telephone:  (213) 687-5000
                  Fax:  (213) 687-5600



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


                  VI.3 Separability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

                  VI.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

                  VI.5 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  VI.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

                  VI.7 Entire Agreement. This Agreement represents the entire Agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

                  VI.8  Governing  Law.  This  Agreement   shall  be  construed,
interpreted, and governed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

                  VI.9 No Third Party Beneficiaries. No person or entity other than the parties hereto is an intended beneficiary of this Agreement or any portion hereof.


                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                           COMMUNITY ACQUISITION AND DEVELOPMENT
                                           CORPORATION, a Delaware corporation

                                           By:      /s/Joseph W. Gaynor
                                               ----------------------------
                                                Joseph W. Gaynor
                                                President


                                           CADC HOLDING, L.L.C., a Georgia
                                           limited liability company

                                           By:      /s/Joseph W. Gaynor
                                               ----------------------------
                                                Joseph W. Gaynor
                                                Managing Member


                                           RIVERSIDE GOLF COURSE INVESTORS,
                                           INC., a  Florida corporation


                                           By:      /s/Joseph W. Gaynor
                                               ----------------------------
                                                Joseph W. Gaynor
                                                President


                                           CAX RIVERSIDE, L.L.C., a Delaware
                                           limited liability company

                                           By:   Commercial Assets, Inc., a
                                                 Delaware corporation,
                                                 Its Managing Member


                                                By:  /s/David M. Becker, 1/19/00
                                                    ----------------------------
                                                    David M. Becker
                                                    Chief Financial Officer

                            ASSIGNMENT AND ASSUMPTION
                      OF LIMITED LIABILITY COMPANY INTEREST

                  ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTEREST, dated as of January 1, 2000 (this "Assignment"), by and among Community Acquisition and Development Corporation, a Delaware corporation
("CADC"), Riverside Golf Course Investors, Inc., a Florida corporation ("Riverside"), CADC Holdings, L.L.C., a Delaware limited liability company ("CADC Holdings" and, together with CADC and Riverside, the "Assignors"), and CAX Riverside, L.L.C., a Delaware limited liability company (the "Assignee"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Acquisition Agreement, dated as of January 1, 2000 (the "Acquisition Agreement"), by and among the Assignee and the Assignors.

                  WHEREAS, the Assignors hold interests (the "LLC Interests") in Riverside Golf Course Community, L.L.C., a Delaware limited liability company (the "LLC"); and

                  WHEREAS, pursuant to the Acquisition Agreement, the Assignors have agreed to transfer, and the Assignee has agreed to accept from the Assignors, the Assignors' LLC Interests in exchange for $1 (the "Consideration") in cash, as provided therein.

                  NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

         1. In consideration of the transfer to the Assignors of the Consideration pursuant to the Acquisition Agreement, the Assignor hereby unconditionally and irrevocably transfer, assign, contribute and set over to the Assignee all of the Assignors' rights, title and interests in and to the LLC Interests, including, without limitation, (i) all of the Assignors' interests in the capital of the LLC, and the Assignors' interests in all profits and distributions of any kind to which the Assignors shall at any time be entitled in respect of the LLC Interests; (ii) all other payments, if any, due or to become due to the Assignors in respect of the LLC Interests, under or arising out of the limited liability company agreement of the LLC, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; and (iii) all present and future claims, if any, of the Assignors against the LLC or its members or former managers under or arising out of the limited liability company agreement of the LLC (or the operating agreement or regulations of any predecessors of the LLC) for monies loaned or advanced, for services rendered or otherwise.

         2. Assignee hereby accepts the LLC Interests and agrees to assume the Assignors' obligations under the liability company agreement of the LLC with respect to the LLC Interests from and after the date hereof.

         3. This Assignment shall take effect as of the Closing. This Assignment shall inure to the benefit of and be binding upon the Assignors and the Assignee and their respective successors and assigns.

         4. This Assignment shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

         This Assignment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first written above.


                                       ASSIGNORS:

                                       COMMUNITY ACQUISITION AND DEVELOPMENT
                                       CORPORATION, a Delaware corporation



                                       By:      /s/Joseph W. Gaynor
                                          ----------------------------
                                           Joseph W. Gaynor
                                           President


                                       CADC HOLDING, L.L.C.,  a Georgia
                                       limited liability company


                                       By:      /s/Joseph W. Gaynor
                                          ----------------------------
                                           Joseph W. Gaynor
                                           Its Managing Member

                                       RIVERSIDE GOLF COURSE INVESTORS, INC.,
                                       a Florida corporation


                                       By:      /s/Joseph W. Gaynor
                                           ----------------------------
                                            Joseph W. Gaynor
                                            Its President


                                       ASSIGNEE:

                                       CAX RIVERSIDE, L.L.C.,
                                       a Delaware limited liability company

                                       By: Commercial Assets, Inc., a Delaware
                                           Its Managing Member


                                            By:  /s/David M. Becker
                                               ----------------------------
                                                David M. Becker
                                                Chief Financial Officer